MARCH 1, 2015

SUPPLEMENT

TO THE COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. (THE “SAI”)

DATED MARCH 1, 2015

The above referenced SAI reflects the change in name of The Hartford Disciplined Equity Fund to Hartford Core Equity Fund, which will occur on March 31, 2015.

Accordingly, until March 31, 2015, all references to Hartford Core Equity Fund in the SAI shall be replaced with references to The Hartford Disciplined Equity Fund.

Additionally, the above referenced SAI reflects the addition of Class I and Class R6 shares to Hartford Core Equity Fund, and Class I shares to The Hartford Balanced Fund and The Hartford Small/Mid Cap Equity Fund, which will be offered to shareholders on March 31, 2015.

Accordingly, until March 31, 2015, Class I shares will not be available for purchase for Hartford Core Equity Fund, The Hartford Balanced Fund and The Hartford Small/Mid Cap Equity Fund, and Class R6 shares will not be available for purchase for Hartford Core Equity Fund.

This Supplement should be retained with your SAI for future reference.

March 2015